EXHIBIT 10.7

                                                                  CONFORMED COPY

                                    PARENT GUARANTEE AGREEMENT dated as of March
                           12, 1996, between SHARED TECHNOLOGIES INC., a Delaware corporation (the "Guarantor", which term shall, after the Merger referred to in the Credit Agreement referred to below, include the surviving corporation in such Merger) and CREDIT SUISSE, a bank organized under the laws of Switzerland, acting through its New York branch, as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


                  Reference is made to the Credit Agreement dated as of March 12, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Shared Technologies Fairchild Communications Corp., a Delaware corporation (the "Borrower"), the Guarantor, the lenders from time to time party thereto (the "Lenders"), Credit Suisse, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, the fronting banks listed on
Schedule 2.20 (the "Fronting Banks"), and each of Citicorp USA, Inc. and NationsBank, N.A., as documentation agent (individually and collectively in such capacity, the "Documentation Agent"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  The Lenders have agreed to make Loans to the Borrower, and the Fronting Banks have agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. As the owner of all of the issued and outstanding capital stock of the Borrower, the Guarantor acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders and the issuance of the Letters of Credit by the Fronting Banks. The obligations of the Lenders to make Loans and of the Fronting Banks to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantor of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Fronting Banks to issue Letters of Credit, the Guarantor is willing to execute this Agreement.

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1. Guarantee. The Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents and (c) unless otherwise agreed upon in writing by the applicable Lender party thereto, all obligations of the Borrower, monetary or otherwise, under each Interest Rate Protection Agreement entered into with a counterparty that was a Lender at the time such Interest Rate Protection Agreement was entered into (all the monetary and other obligations referred to in the preceding clauses (a) through (c) being collectively called the "Obligations"). The Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. The Guarantor further agrees that
(a) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article VII of the Credit Agreement for the purposes of the Guarantor's guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (b) in the event of any declaration of acceleration of such obligations as provided in such Article VII, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purposes of this Section.

                  SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, the Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of the Guarantor hereunder shall not be affected by (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other guarantor of the Obligations under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other guarantor of the Obligations or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party.

                  SECTION 3. Security. The Guarantor authorizes the Collateral Agent and each of the other Secured Parties to (a) take and hold security for the payment of this Guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and
(c) release or substitute any one or more endorsees, other guarantors or other obligors.

                  SECTION 4. Guarantee of Payment. The Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

                  SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of the Guarantor or that would otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

                  SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, the Guarantor waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. To the fullest extent permitted by applicable law, the Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower or any other guarantor, as the case may be, or any security.

                  SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against the Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Obligations. Upon payment by the Guarantor of any sums to the Collateral Agent or any Secured Party as provided above, all rights of the Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to the Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

                  SECTION 8. Information. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.

                  SECTION 9. Termination. The Guarantee made hereunder (a) shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the L/C Exposure has been reduced to zero and the Fronting Banks have no further obligation to issue Letters of Credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or the Guarantor upon the bankruptcy or reorganization of the Borrower, the Guarantor or otherwise.

                  SECTION 10. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantor that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective when a counterpart hereof executed on behalf of the Guarantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of the Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that the Guarantor shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void).

                  SECTION 11. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantor and the Collateral Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

                  SECTION 12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 13. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the Guarantor shall be given to it at 100 Great Meadow Road Wethersfield, CT 06109, Attention of Chief Executive Officer.

                  SECTION 14. Survival of Agreement. All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Fronting Banks regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the L/C Exposure does not equal zero and as long as the Commitments and the L/C Commitment have not been terminated.

                  SECTION 15. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 16.  Rules    of   Interpretation.    The   rules   of
interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.



                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                         SHARED TECHNOLOGIES INC., as
                                         Guarantor,

                                           by_______________________
                                             /s/  Vincent DiVincenzo
                                             Name:  Vincent DiVincenzo
                                             Title:  Authorized Officer


                                          CREDIT SUISSE, as Collateral Agent,

                                           by_______________________
                                             /s/  Kathleen D. O'Brien
                                             Name:  Kathleen D. O'Brien
                                             Title:  Member of Senior Management

                                           by_______________________
                                             /s/  Will Ziglar
                                             Name:  Will Ziglar
                                             Title:  Associate